UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2014

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 28, 2014, EPR Properties (the “Company”) announced its results of operations and financial condition for the third quarter and nine months ended September 30, 2014. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is hereby incorporated by reference herein.
In addition, on October 28, 2014, the Company made available on its website supplemental operating and financial data for the third quarter and nine months ended September 30, 2014, the text of which is set forth in Exhibit 99.2 hereto and is hereby incorporated by reference herein.
The information set forth in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 28, 2014 issued by EPR Properties announcing its results of operations and financial condition for the third quarter and nine months ended September 30, 2014.

99.2	Supplemental Operating and Financial Data for the third quarter and nine months ended September 30, 2014, made available by EPR Properties on October 28, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Senior Vice President, Treasurer and Chief Financial Officer
Date: October 28, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 28, 2014 issued by EPR Properties announcing its results of operations and financial condition for the third quarter and nine months ended September 30, 2014.

99.2	Supplemental Operating and Financial Data for the third quarter and nine months ended September 30, 2014, made available by EPR Properties on October 28, 2014.